Supplement to the Fidelity® Strategic Income Fund
February 28, 2001
Prospectus

The following information replaces the biographical information found in the "Fund Management" section on page 24.

William Eigen is lead manager of Strategic Income, which he has managed since June 2001. He also manages other Fidelity funds. Since joining Fidelity in 1994, Mr. Eigen has worked as a director in the Fixed-Income and Asset Allocation Fund Analysis group and portfolio manager.

FSN-01-01 June 11, 2001
1.479520.110

Supplement to
Fidelity's International Bond Funds
February 28, 2001
Prospectus

The following information replaces the biographical information for John Carlson found in the "Fund Management" section beginning on page 26."

William Eigen is lead manager of International Bond, which he has managed since June 2001. He also manages other Fidelity funds. Since joining Fidelity in 1994, Mr. Eigen has worked as a director in the Fixed-Income and Asset Allocation Fund Analysis group and portfolio manager.

John Carlson is vice president and manager of New Markets Income, which he has managed since June 1995. He is also vice president of International Bond and manages the emerging markets investments of the fund. He also manages other Fidelity funds. Mr. Carlson joined Fidelity in 1995 as a portfolio manager.

GLO/NMI-01-01 June 11, 2001
1.711501.106